EXHIBIT 4.8

      NUMBER                                                      SHARES



Cusip No. 827048208                                             See Reverse for
                                                             Certain Definitions
COUNTERSIGNED AND REGISTERED
FLEET NATIONAL BANK, AS TRANSFER AGENT
BY ___________________________________
           AUTHORIZED OFFICER


                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

                              SILGAN HOLDINGS INC.
                          (see legend on reverse side)



         This Certifies that              [SPECIMEN]             is the owner of
_____________________________________________________________________ fully paid and non-assessable Shares of Exchangeable Preferred Stock, par value $.01 per share, of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be
hereunto affixed this            day of                      A.D. 19      .


______________________________________    ______________________________________





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         The following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -       as tenants in common
TEN ENT           -       as tenants by the entireties
JT TEN            -       as joint tenants with right of survivorship and not as
                          tenants in common

UNIF GIFT MIN ACT - ............. Custodian ....................
                       (Cust)                     (Minor)
under Uniform Gifts to Minors Act ...................
                                       (State)

         Additional abbreviations may also be used though not in the above list


         For value received ________ hereby sell, assign and transfer unto

________________________________________________________________________________
     (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)


________________________________________________________________________________
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated _____________________________, 19___

              In presence of ___________________________________________________

_________________________________________



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATIVE OR ENLARGEMENT OR ANY CHANGE WHATEVER.



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